CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND
                     SECTION 906 OF THE SARBANES-OXLEY ACT

I, Simon Crinage, President of JF China Region Fund, Inc. (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    March 6, 2007                         /s/ Simon CRinage
     -------------------------------         -----------------------------------
                                              Simon Crinage, President
                                              (principal executive officer)


I,   Michael  J.  James,   Treasurer  of  JF  China  Region  Fund,   Inc.   (the
     "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    March 6, 2007                         /s/ Michael J. James
     -------------------------------         -----------------------------------
                                               Michael J. James, Treasurer
                                               (principal financial officer)